BELL & HOWELL OPERATING COMPANY                      Exhibit 10.1

     FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



     This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of September 4, 1996 and entered into by and among Bell & Howell Operating Company, a Delaware corporation ("Company"), Bell & Howell Company, a Delaware corporation and owner of all of the equity securities of Company ("Parent"), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively "Lenders"), Bank of America National Trust and Savings Association and The First National Bank of Chicago, as co-agents for Lenders (in such capacity, each individually a "Co-Agent" and collectively "Co-Agents"), Bankers Trust Company, as administrative agent for Lenders ("Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in
Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of April 22, 1996 (the "Credit Agreement"), by and among Company, Parent, Lenders,, Co-Agents and Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

                            RECITALS

     WHEREAS, Company and Lenders desire to amend the Credit Agreement (i) to modify the interest rates applicable to the Revolving Loans, (ii) to increase the aggregate Revolving Loan Commitments by $75 million (from $275 million to $350 million) and (iii) to make certain other amendments as set forth below; and

     WHEREAS, subject to the terms and conditions of this Amendment, Lenders are willing to agree to such amendments.

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1  Amendment to Cover Page

     The cover page of the Credit Agreement is hereby amended by deleting the reference to "$275,000,000" contained therein and substituting "$350,000,000" therefor.

1.2  Amendment to Recitals

     The recitals of the Credit Agreement are hereby amended by deleting the reference to "$275,000,000" contained therein and substituting "$350,000,000" therefor.

1.3  Amendments to Section 1: Certain Defined Terms

     Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

     "First Amendment" means the First Amendment to Amended and
Restated Credit Agreement dated as of September 4, 1996, among
Company, Parent, Lenders, Co-Agents, Agent and each of the other
Loan Parties.

     "First Amendment Effective Date" means the date on which the conditions precedent to the effectiveness of the First Amendment set forth in Section 3 thereof shall have been satisfied.

1.4 Amendments to Section 2: Amounts and Terms of Commitments and Loans

     A.  Revolving Loan Commitment. Subsection 2.lA(i) of the
Credit Agreement is hereby amended by deleting the reference to "$275,000,000" contained therein and substituting "$350,000,000" therefor.

     B.  Interest on the Loans. Clause (i) of subsection 2.2A of the Credit Agreement is hereby amended by:

       1. Adding immediately following the table set forth therein the following:

          ";provided that, notwithstanding anything to the contrary in this Agreement, during any period that the Total Utilization of Revolving Loan Commitments exceeds $300,000,000, the Eurodollar Rate Margin, the Base Rate Margin, the Applicable Eurodollar Rate Margin or the Applicable Base Rate Margin (as such terms are used in this subsection 2.2A(i), subsection 2.2A(ii), subsection 3.2 or otherwise), shall refer to the applicable percentages set forth in the table above plus 0. 1875%."; and

     2. Inserting the following immediately before the last provision in such clause (1):

         "(or, during any such time that the Total Utilization of Revolving Loan Commitments exceeds $300,000,000, the Applicable
Eurodollar Rate Margin shall be 1.6875% per annum and the Applicable Base Rate Margin shall be 0.6875% per annum)".

1.5  Amendments to Section 6: Company's Affirmative Covenants
Section 6 of the Credit Agreement is hereby amended by adding a new subsection 6.12 at the end thereof as follows:

"6.12 Further Assurances with Respect to the First Amendment.

     Company and Lenders hereby agree that all Obligations under this Agreement, including the $75,000,000 increase in the Revolving Loan Commitments, shall be secured by the Collateral and shall constitute Secured Obligations as defined in the Collateral Documents. Company hereby agrees that Company shall, and shall cause each of its Subsidiaries to, within 30 days of the First Amendment Effective Date, at the Company's expense, execute and deliver to Agent such documents, agreements and instruments and take all such further actions as may be necessary or, in the opinion of Agent (or its counsel), desirable in order for the Agent to continue the perfection and priority of Agent's security interests in Collateral located in the United States or as may be reasonably requested by Agent to continue the perfection and priority of Agent's security interests in Collateral consisting of the shares of capital stock of the Foreign Subsidiaries."

1.6  Substitution of Schedules

     Schedule 2.1: Lenders' Commitments and Pro Rata Shares.
Schedule 2.1 to the Credit Agreement is hereby amended by deleting said Schedule 2.1 in its entirety and substituting in place thereof a new Schedule 2.1 in the form of Annex A to this Amendment.

1.7  Amendment of Exhibits

     Form of Revolving Note. The third paragraph of Exhibit IV to the Credit Agreement is hereby amended by deleting the reference to "$275,000,000" and substituting "$350,000,000" therefor.

Section 2. ADDITION OF NEW LENDERS; PRO RATA SHARES AND NOTICE
ADDRESSES

     The Credit Agreement is hereby amended to include as Lenders for all purposes under the Credit Agreement the financial institutions identified as new Lenders (the "New Lenders") on
Schedule 2.1 to the Credit Agreement, as amended by this Amendment. Each New Lender shall hereby become a party to the Credit Agreement, shall hereby become vested with and shall agree to accept all the rights, powers, privileges and duties of a Lender under the Credit Agreement and each of the other Loan Documents and shall hereby be deemed to have made all of the covenants and agreements contained in the Credit Agreement and the other Loan Documents, in each case to the same extent as if originally a party thereto. For purposes of the Credit Agreement, the address of each New Lender shall be as set forth under such New Lender's name on the signature pages hereof. Schedule 2.1 to the Credit Agreement, as amended by this Amendment, reflects each New Lender's Pro Rata Share. Upon the effectiveness of this Amendment, each New Lender shall pay to Agent by wire transfer of immediately available funds such amount, as calculated by Agent, as reflects such New Lender's Pro Rata Share of the outstanding Revolving Loans (and, if applicable, such New Lender's Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans). Upon the effectiveness of this Amendment, each existing Lender which increases its Revolving Loan Commitment (the "Increasing Lenders"), as set forth on Schedule 2.1 to the Credit Agreement, as amended by this Amendment, shall pay to Agent by wire transfer of immediately available funds such amount, if any, as calculated by Agent, as reflects such Increasing Lender's increased Pro Rata Share of the outstanding Revolving Loans (and, if applicable, such Increasing Lender's increased Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans). Agent shall promptly pay to each other Lender such amounts, as calculated by Agent, as may be necessary to reflect such other Lender's then Pro Rata Share, as set forth on Schedule 2.1 to the Credit Agreement, as amended by this Amendment, of the outstanding Revolving Loans (and, if applicable, such other Lender's then Pro Rata Share of any participations which have been funded by Lenders with respect to outstanding Letters of Credit or Swing Line Loans).

Section 3. CONDITIONS TO EFFECTIVENESS

     Sections I and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (such date of satisfaction being referred to herein as the "First Amendment Effective Date"):

     A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to each Loan Party, each, unless otherwise noted, dated the First Amendment Effective

1. Certified copies of its Articles or Certificate of Incorporation, or a certificate by its corporate secretary or an assistant secretary certifying that there has been no change in the Articles or Certificate of Incorporation subsequent to the Effective Date, except as disclosed in such certificate and attaching thereto copies of any such amendments certified by the Secretary of State of the Jurisdiction of its incorporation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and the Jurisdiction in which its principal place of business is located, each dated a recent date prior to the First Amendment Effective Date;,

2.  Copies of its Bylaws, certified as of the First Amendment
Effective Date by its corporate secretary or an assistant secretary or a certificate by such secretary or assistant secretary certifying that there has been no change in the Bylaws subsequent to the Effective Date;

3. Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and, in the case of Company, approving and authorizing the execution, delivery and payment of the Revolving Notes issued to New Lenders (the "New Notes") and each Allonge to Revolving Note, substantially in the form of Annex B to this Amendment (collectively, the "Allonges"), certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

4. Signature and incumbency certificates of its officers executing this Amendment and, in the case of Company, the Allonges and the New Notes;

5. An Officer's Certificate of Company, in form and substance satisfactory to Agent, to the effect that the Indebtedness permitted under the Credit Agreement is permitted under each of the Indentures and that the incurrence of all Indebtedness under the Credit Agreement will not require equal and ratable security to be provided to the Senior Notes; and

6. This Amendment executed by each Loan Party, the New Notes and the Allonges, each executed by Company, drawn to the order of each Increasing Lender.

     B. On or before the First Amendment Effective Date, Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of Gary Salit, Counsel to Loan Parties, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the First Amendment Effective Date, substantially in the form set forth in Annex C hereto and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

     C. On or before the First Amendment Effective Date, each Increasing Lender, each New Lender and Requisite Lenders (as determined without giving effect to the transactions contemplated by this Amendment) shall have delivered to Agent originally executed copies of this Amendment.

     D. On or before the First Amendment Effective Date, Agent shall have received from Company and each Domestic Subsidiary which owns property subject to a Mortgage as set forth in
Schedule 5.5 to the Credit Agreement fully executed counterparts of amendments to Mortgage in form and substance satisfactory to Agent.
     E. Agent and each Lender shall have received the fees payable by Company on the First Amendment Effective Date in such amounts as have been separately agreed upon.

     F. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the First Amendment and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 4. REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Parent and Company represent and warrant to each Lender that the following statements are true, correct and complete:

     A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment, each of Parent and Company has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"), and Company has all requisite corporate power and authority to issue the Allonges and the New Notes.

     B. Authorization of Agreements. The execution and delivery of this Amendment, the Allonges and the New Notes, the performance of the Amended Agreement and the payment of the New Notes and the Notes as amended by the Allonges (the "Amended Notes") have been duly authorized by all necessary corporate action on the part of each Loan Party thereto.

     C. No Conflict. The execution and delivery by each Loan Party of this Amendment, the execution and delivery by
Company of the New Notes and the Allonges and the performance by Company and Parent of the Amended Agreement and the payment of the New Notes and the Amended Notes by Company do not and will not violate any provision of any law or any governmental rule or regulation applicable to Parent or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Parent or any of its Subsidiaries or any order, judgement decree of any court or other agency of government binding on Parent or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries.

     D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment, the execution and delivery by Company of the New Notes and the Allonges and the performance by Company and Parent of the Amended Agreement and the payment of the New Notes and the Amended Notes by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, the Amended Agreement has been duly executed and delivered by Company and Parent and the Allonges and the New Notes have been duly executed and delivered by Company and each of this Amendment, the Amended Agreement, the New Notes and the Amended Notes are the legally valid and binding obligations of each Loan Party thereto, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in
Section 5 of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.
Section ACKNOWLEDGMENT AND CONSENT

     Company is a party to Company Pledge Agreement, Company Security Agreement. Company Trademark Security Agreement, Company Patent Security, Agreement, Collateral Account Agreement, Mortgages and Auxiliary Pledge Agreements. Each Domestic Subsidiary of Company (other than BHAC Group and the Inactive Subsidiaries) (a "Subsidiary Guarantor") is a party to the Subsidiary Guaranty, Subsidiary Security Agreement, Subsidiary Pledge Agreement, Subsidiary Patent Security Agreement, Subsidiary Trademark Security Agreement, Mortgages and Auxiliary Pledge Agreements, in each case as amended through the First Amendment Effective Date, pursuant to which such Subsidiary Guarantor has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral, and (iii) pledged certain Collateral to Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Additionally, Parent, pursuant to Section 10 of the Credit Agreement, has guarantied the Obligations. Company, Subsidiary Guarantors and Parent are collectively referred to herein as the "Credit Support Parties," and the Company Pledge Agreement, Company Security Agreement, Company Trademark Security Agreement, Company Patent Security Agreement, Collateral Account Agreement, Mortgages, Auxiliary Pledge Agreements, Subsidiary Guaranty, Subsidiary Security Agreements, Subsidiary Pledge Agreements, Subsidiary Patent Security Agreements, Subsidiary Trademark Security Agreements and the Parent's guaranty set forth in the Credit Agreement are collectively referred to herein as the "Credit Support Documents."

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the New Notes and the Amended Notes.

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or by which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or other-wise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6. MISCELLANEOUS

     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof', "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof' or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement. (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 11.2 of the Credit
Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

BELL & HOWELL OPERATING COMPANY

By: /s/ Kevin O'Shea
Title: Vice President and Treasurer


BELL & HOWELL MAIL COMPANY

By: /s/ Kevin O'Shea
Title: Vice President and Treasurer


BELL & HOWELL MAIL DOCUMENT MANAGEMENT PRODUCTS COMPANY (for purposes of Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Treasurer


BELL & HOWELL MAILMOBILE COMPANY (for purposes of Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Treasurer


BELL & HOWELL MAIL PROCESSING SYSTEM`S COMPANY (for purposes of
Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Treasurer


BELL & HOWELL POSTAL SYSTEMS
INC. (for purposes of Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Treasurer


BELL & HOWELL PUBLICATION SYSTEMS COMPANY (for purposes of Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Treasurer


UMI COMPANY (for purposes of Section 5 only) as a Credit Support
Party

By: /s/ Kevin O'Shea
Title: Treasurer

BELL & HOWELL PROTOCORP INTERNATIONAL INC. (for purposes of Section 5 only) as a Credit Support Party

By: /s/ Kevin O'Shea
Title: Vice President and Treasurer


BANKERS TRUST COMPANY, Individually and as Agent

By:/s/ Robert R. Telesca
Title: Assistant Vice President


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
Individually and as Co-Agent

By: /s/ R. Guy Stapleton
Title: Managing Director


THE FIRST NATIONAL BANK OF CHICAGO, Individually and as Co-Agent

By: /s/ Stephen C. Price
Title: Vice President


ABN AMRO BANK N.V., as a Lender

By: /s/ Thomas M. Toerpe
Title: Vice President

By: /s/ Angela Reitz
Title: Assistant Vice President


THE BANK OF NOVA SCOTIA, as a
Lender

By: /s/ F.C.H. Ashby
Title: Senior Manager Loan Operator

BANQUE PARIBAS, as a Lender

By: /s/ Larry Robinson
Title: /Vice President

By: /s/ Rosemary Davis
Title: /Vice President


THE DAY-CHI CAWING BANK, LTD., CHICAGO BRANCH, as a Under

By:/s/ SACEUR In
Title: Vice President


DRESDNER BANK AG, CHICAGO BRANCH AND GRAND CAYMAN BRANCH, as a
Lender

By: /s/ Thomas J. Neidman
Title: Vice President

By: /s/ John W. Sweeney
Title: Assistant Vice President


THE FIRST NATIONAL BANK OF BOSTON, as a Lender

By:/s/ Rod Quinn
Title: Director


FIRST UNION BANK OF NORTH CAROLINA, as a Lender

By: /s/ Mark M. Harden
Title: Vice President


HARRIS TRUST AND SAVINGS BANK, as a Lender

By: /s/ Patrick McDonnell
Title: Vice President

THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Lender

By: /s/ Mark A. Thompson
Title: Vice President and Deputy General Manager


THE MITSUBISH TRUST AND BANKING CORPORATION, Chicago Branch, as a
Lender

By: /s/ Masaaki Yamagishi
Title: Chief Manage


THE SANWA BANK, LIMITED, CHICAGO BRANCH, as a Lender

By: /s/ Richard H. Ault
Title: Vice President


UNITED STATES NATIONAL BANK OF OREGON, as a Lender

By: /s/ Tom Lee
Title: Vice President


DLJ CAPITAL FUNDING, as a Lender

By: /S/ Eric Swanson
Title: Managing Director


CREDIT LYONNAIS CHICAGO BRANCH, as a Lender

By: /S/ Michael Buysschaert
Title: Vice President